SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)       January  14,  2004
-------------------------------------------------------------------------


                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)




Delaware                             333-75956               13-4142621
--------                            ------------         ------------------
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation or organization)   File number)         Identification  No.)



Two Union Square Center, 601 Union Street, Suite 4200, Seattle, Washington 98101
--------------------------------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                  (604)677-6994
                                  -------------
     (Registrant's  Telephone  Number,  Including  Area  Code)


                    _______________________________________
                  (Former Address If Changed since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
          --------------------------------------------------

Rogoff & Co., P.C. was the independent certifying accountant for our predecessor, Delivery Now Corp., for the fiscal years ended September 30, 2002 and 2003. Delivery Now Corp. was our corporate name until December 17, 2003, at which time it was changed to NS8 Corporation ("NS8Corp"). Our acquisition of CanOnline Global Media, Inc. on December 18, 2003, by merger is required to be accounted for as a reverse acquisition, with CanOnline Global Media, Inc. being treated as the acquiring company. The fiscal year of CanOnline Global Media, Inc., which is for years ending December 31, became NS8Corp's fiscal year as of December 18, 2003.

On January 14, 2004, Rogoff & Co., P.C. declined to stand for reappointment as the Company's certifying accountant. We subsequently engaged Singer Lewak Greenbaum & Goldstein, LLP, 10960 Wilshire Boulevard, Suite 1100, Los Angeles, Ca. 90024 as our certifying accountant for the fiscal year ending December 31, 2003. Singer Lewak Greenbaum & Goldstein, LLP had been the certifying accountant for Canonline Global Media, Inc. prior to the merger. The appointment of Singer Lewak Greenbaum & Goldstein, LLP was approved by our board of directors.

The reports of Rogoff & Co., P.C. on Delivery Now Corp.'s financial statements for the fiscal years ended September 30, 2002 and 2003, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with the audits of the fiscal years ended September 30, 2002 and 2003 and during the subsequent interim period preceding its declination, there were no disagreements between the Company and Rogoff & Co., P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Rogoff & Co., P.C. to make reference to the subject matter of the disagreement in connection with its reports.

In connection with the audits of the fiscal years ended September 30, 2002 and 2003, and during the subsequent interim period preceding its dismissal, Rogoff & Co., P.C. did not advise the Company that:

(A) internal controls necessary for the Company to develop reliable financial statements did not exist;

(B) information had come to its attention that led it to no longer to be able to rely on the Company's management's representations or made it unwilling to be associated with the financial statements prepared by management;

(C) there was a need to expand significantly the scope of its audit, or that information had come to its attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements.

Prior to engaging Singer Lewak Greenbaum & Goldstein, LLP, we did not consult with it regarding the application of accounting principles to a specific or completed transaction or the type of audit opinion that might be rendered on our financial statements.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Financial  Statements  of  Businesses  Acquired.
(b)     Pro  Forma  Financial  Information.
(c)     Exhibits.
          16.  Letter  on  Change  in  Certifying  Accountant

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NS8  CORPORATION


Date:  August  3,  2004               By:  /s/ Anthony  J.  Alda
                                           ----------------------
                                           Anthony  J.  Alda
                                           Chairman of the Board of Directors